UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697                                          06-1449146
(Commission File Number)                     (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2009, Republic Airways Holdings Inc. (the “Company”) entered into (i) an Agreement and Plan of Merger, by and among the Company, RJET Acquisition, Inc. and Midwest Air Group, Inc., pursuant to which, subject to numerous closing conditions, including, without limitation, that the results of the Company’s due diligence review of Midwest be satisfactory to the Company in its sole discretion, the Company would acquire the equity of Midwest Air Group, Inc. through the merger of RJET Acquisition, Inc. with and into the Company; and (ii) an Investment Agreement, by and among TPG Midwest US V, LLC, TPG Midwest International V, LLC (together, the “TPG Entities”) and the Company, pursuant to which the TPG Entities assigned to the Company all of the TPG Entities’ rights and obligations in their capacities as lenders under the Amended and Restated Senior Secured Credit Agreement, dated as of September 3, 2008, among Midwest Airlines, Inc. (“Midwest”), Midwest Air Group, Inc., each of the subsidiaries of Midwest from time to time party thereto, each of the TPG Entities, the Company, and Wells Fargo Bank Northwest, National Association, as administrative agent and as collateral agent, as amended.  Under the Investment Agreement, the Company will acquire the TPG Entities’ $31 million secured note from Midwest.  Consideration will be $6 million in cash and a $25 million Convertible Note having a five-year maturity.  Under the Convertible Note, a form of which is attached as an annex to the Investment Agreement, each TPG Entity may elect to convert the amount owed into shares of the Company’s common stock at a $10.00 conversion price.

A copy of the Merger Agreement is filed herewith as Exhibit 10.62(f).

A copy of the Investment Agreement is filed herewith as Exhibit 10.62(g).

A copy of the press release of the Company dated June 23, 2009 is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.62(f)	Agreement and Plan of Merger, by and among Republic Airways Holdings Inc., RJET Acquisition, Inc. and Midwest Air Group, Inc., dated as of June 23, 2009.

10.62(g)	Investment Agreement, by and among TPG Midwest US V, LLC, TPG Midwest International V, LLC and Republic Airways Holdings Inc., dated as of June 23, 2009.

99.1	Press Release of Republic Airways Holdings Inc. issued on June 23, 2009.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

	By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and Chief Financial Officer
Dated: June 24, 2009

EXHIBIT INDEX

Exhibit Number                                                                Description

10.62(f)	Agreement and Plan of Merger, by and among Republic Airways Holdings Inc., RJET Acquisition, Inc. and Midwest Air Group, Inc., dated as of June 23, 2009.

10.62(g)	Investment Agreement, by and among TPG Midwest US V, LLC, TPG Midwest International V, LLC and Republic Airways Holdings Inc., dated as of June 23, 2009.

99.1	Press Release of Republic Airways Holdings Inc. issued on June 23, 2009.